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                                                                    EXHIBIT 10.7


                          INDUSTRIAL LEASE AGREEMENT
                          --------------------------

          THIS LEASE is entered into this 16/th/ day of October, 1998, in consideration of the covenants and undertakings of each of the parties hereto by and between Belz Devco L.P., a Tennessee Limited Partnership, hereinafter referred to as "Landlord", and Planet Rx, Inc., a Delaware Corporation, hereinafter referred to as "Tenant";

                                  WITNESSETH:

          Landlord owns, operates or controls certain real property located in the City of Memphis, County of Shelby and State of Tennessee located at 6399 Shelby View, Suite 111, within the Shelby Oaks Industrial Park (the "Property"); and

          WHEREAS, Tenant desires to lease from Landlord space within the development or building described above, which is more particularly shown on Exhibit A hereto and is more particularly described in Part 1 below.

          NOW, THEREFORE, Landlord and Tenant agree as follows:

                                     PART 1

                                    PREMISES
                                    --------

          In consideration of the rent and other agreements contained in this Lease, Landlord leases to Tenant and Tenant rents from Landlord the premises (hereinafter the "Premises") described as follows:

          Located at 6399 Shelby View, Suite 111, Memphis, Tennessee. The Premises contain approximately 25,000 square feet of area.

          The Premises are designated on Exhibit A hereto for the purpose of setting forth the configuration and approximate dimensions of the space and shall be improved or otherwise prepared for occupancy by Tenant in accordance with Exhibit C which sets out any work improvements to be implemented by Landlord and the cost, if any, to Tenant.

                                     PART 2

                                      TERM
                                      ----

          Subject to the terms and conditions contained herein, this Lease shall be effective on the date of the complete execution hereof by Landlord and Tenant, but the term of this Lease and the payment of Base Rental and other assessments shall begin on the commencement date
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(the "Commencement Date") which shall be the earlier of (i) the date on which
Tenant occupies the Premises, or (ii) fifteen (15) days after Landlord tenders delivery of the Premises to Tenant. Tender of delivery shall have occurred on the date Landlord notifies Tenant that Landlord has substantially completed any improvements to be implemented by Landlord pursuant to Exhibit C subject to minor punchlist items.

          If the Commencement Date occurs on the first day of a month, the term shall expire without notice on the last day of the previous calendar month five
(5) years hence, and if the Commencement Date occurs on a day other than the first day of a month, the term shall expire without notice on the last day of the calendar month in which the Commencement Date occurs five (5) years hence.

          In the event Landlord is unable to deliver the Premises to Tenant on or prior to the Commencement Date, Tenant's sole right and remedy shall be to delay the commencement of the term by the number of days that delivery of possession is delayed. Tenant acknowledges that Landlord shall use diligent efforts to deliver the premises as provided herein however actions of parties in possession or delays in construction may effect Landlord's ability to deliver the Premises to Tenant.

          Any access by Tenant to the Premises prior to the Commencement Date shall be upon all of the terms, covenants and conditions of this Lease, except only the payment of Base Rental and Additional Charges. Tenant shall pay all utility charges related to the premises which accrue from and after Landlord's tender of possession.

          Landlord and Tenant agree that, upon the demand of the other party, each shall execute an amendment to this Lease, in recordable form, setting forth the Commencement Date and the termination date of the Lease term.

                                     PART 3

                           RENT, TAXES AND INSURANCE
                           -------------------------

          Tenant covenants and agrees that without demand, notice or set off, Tenant shall pay to Landlord minimum annual rental (hereinafter the "Base Rental") in the amounts as follows:

          Base Rental in the amount of ONE HUNDRED FORTY THOUSAND AND 04/100 DOLLARS ($140,000.04) per annum, payable in equal monthly installments of ELEVEN THOUSAND SIX HUNDRED SIXTY SIX AND 67/100 DOLLARS ($11,666.67) per month in advance on or before the first day of each month throughout the term of this Lease.

                                       2
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          Additionally, Tenant shall pay to Landlord its Proportionate Share (as defined in the General Lease Provisions) of Real Estate Taxes and Assessments
(as defined in the General Lease Provisions) and Tenant shall pay to Landlord its Proportionate Share of Landlord's Annual insurance premiums which amounts shall be paid as provided in Article 1 of the General Lease Provisions.

          All rental payments and payments of Additional Charges hereunder shall be sent to:

          Belz Devco L.P.
          Attn:  Accounts Receivable Department
          P.O. Box 3661
          Memphis, Tennessee 38173-3661

          or to such other addresses as Landlord may direct in writing from time to time:

                                     PART 4

                               USE AND OPERATION
                               -----------------

          The Premises shall be used continuously only for the following use: general offices, packaging, and distribution of pharmacy drugs.

                                     PART 5

                                    NOTICES
                                    -------

          All notices required or provided for under this Lease shall be given in the manner as prescribed by the notice requirements of the General Lease Provisions, addressed to the following addresses:

     To Landlord:                           To Tenant:

     Belz Devco L.P.                        Planet Rx, Inc.
     c/o Belz Enterprises                   6399 Shelby View, Suite 111
     100 Peabody Place, Suite 1400          Memphis, TN 00000
     Memphis, Tennessee 38103               ATTENTION:  Bill Razzouk, President
     ATTENTION:  Ronald A. Belz

or to such other addresses as Landlord or Tenant may direct in writing from time to time:

                                       3
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                                     PART 6

                               REAL ESTATE AGENT
                               -----------------

          This Lease was negotiated by BELZ REALTY COMPANY, L.L.C.., represented by, Larry Wood acting as agent for Landlord and Landlord agrees to pay said BELZ REALTY COMPANY, L.L.C, a commission in accordance with the agreement between Landlord and BELZ REALTY COMPANY, L.L.C..

                                     PART 7

                                ENTIRE AGREEMENT
                                ----------------

          This Lease includes the Lease Agreement, Exhibit A (drawing or description of the Property showing the general location of the Premises), Exhibit B (General Lease Provisions), Exhibit C (which delineates the construction requirements of the parties, if any). The foregoing constitute all of the agreements and conditions made between the parties hereto and no representations or statements claimed to have been made and not herein contained shall modify this Lease in any way.

          IN TESTIMONY WHEREOF the above named Landlord and the above named Tenant have executed this and three (3) other original instruments of identical year and date, on the day and year set forth on page 1 of this Lease.

LANDLORD:  Belz Devco L.P.

       BY: BELZ INVESTCO, L.P., Limited Partnership
       BY: URCO, INC., Limited Partnership

By:  _________________________________
     Morris I. Thomas, Vice President

By:  _________________________________
     Ronald A. Belz, President

TENANT:  Planet Rx, Inc.

By:  _________________________________
     Bill Razzouk, President


Exhibits:  A.  Site Plan and/or Floor Plan
           B.  General Lease Provisions
           C.  Construction Exhibit (if applicable)

                                       4
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STATE OF TENNESSEE
COUNTY OF SHELBY


          Before me, a Notary Public of the State and County aforesaid, personally appeared MORRIS I. THOMAS AND ROLAND A. BELZ, VICE PRESIDENT AND PRESIDENT, respectively of URCO, INC., a Tennessee corporation, said corporation is the general partner of BELZ INVESTCO L.P., a Tennessee limited partnership, the general partner of BELZ DEVCO L.P., a Tennessee limited partnership, with whom I am personally acquainted, and who, upon oath acknowledged that they are the VICE PRESIDENT AND PRESIDENT, respectively of URCO, INC., General Partner of BELZ INVESTCO L.P., the general partner of BELZ DEVCO L.P., and that they as such VICE PRESIDENT AND PRESIDENT, respectively, executed the foregoing instrument for the purpose therein contained by signing the name of such partnerships by such corporation, by themselves as VICE PRESIDENT AND PRESIDENT, respectively, of such corporation.

       WITNESS my hand and Notarial Seal, at office in Memphis, Tennessee, this, the 16/th/ day of October, 1998.


       _________________________________________
       Notary Public

       My Commission Expires:  _________________


STATE OF TENNESSEE
COUNTY OF SHELBY

       Before me, a Notary Public of the State and County aforesaid, personally appeared BILL RAZZOUK, with whom I am personally acquainted, (or proved to me on the basis of satisfactory evidence) and who, upon oath acknowledged himself to be the PRESIDENT of PLANET RX, INC., the named bargainor, a California corporation, and that he executed the foregoing instrument for the purpose therein contained by signing the name of such corporation by himself as such PRESIDENT.

       Witness my hand, at office, this, the 11/th/ day of October, 1998.


       _________________________________________
       Notary Public

       My Commission Expires:  _________________

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